                                                                   Exhibit 10.37

                     ASSIGNMENT AND ASSUMPTION OF LEASE AND
                 ACKNOWLEDGEMENT OF MASTER LEASE ASSIGNMENT AND
             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND ACKNOWLEDGEMENT OF MASTER LEASE ASSIGNMENT AND SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Assignment") is made and effective as of the Effective Date defined in Section 1 below, by and among DOE FAMILY II LLC, a Massachusetts limited liability company having offices at 160 Olympia Avenue, Woburn, Massachusetts 01801 ("Assignor"), 99 WEST, INC., a Massachusetts corporation having offices at 160 Olympia Avenue, Woburn, Massachusetts 01801 ("Assignee"), DOUBLE 9 PROPERTY II LLC, a Delaware limited liability company, having an address c/o U.S. Realty Advisers, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Lessor"), 99 REMAINDER II LLC, a Delaware limited liability company having an address at c/o U.S. Realty Advisers, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Remainderman") and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation having offices at 17207 North Perimeter Drive, Scottsdale, Arizona 85255 ("Lender").

                              W I T N E S S E T H :

      WHEREAS, pursuant to that certain Master Lease dated December 4, 2001 between Lessor, as lessor, and Assignor, as lessee, as amended by First Amendment to Master Lease dated February 1, 2002 (the "Lease"), Assignor leased those certain premises identified on Exhibit A hereto (the "Premises") from Lessor for a term commencing on December 4, 2001 and expiring on January 31, 2022, with options for Assignor to renew the Lease for five (5) additional successive periods of five (5) years each under the terms of the Lease; and

      WHEREAS, Assignor has entered into a certain Acknowledgment of Master Lease Assignment and Subordination, Nondisturbance and Attornment Agreement made to be effective December 4, 2001 by and among Assignor, Lessor, Remainderman and Lender relating to the Lease (the "Acknowledgment"); and

      WHEREAS, Assignor desires to assign to Assignee (i) all of Assignor's right, title and interest under the Lease and the Acknowledgement and (ii) all of Assignor's obligations and liabilities under the Lease and Acknowledgement whether arising and/or accruing prior to, on, or after the Effective Date; and

                                                                        (Pool 2)

      WHEREAS, Assignee desires to (i) accept such assignment; (ii) assume and agree to pay, perform and discharge all obligations, liabilities and indebtedness of the lessee under the Lease and/or Acknowledgment (the "Lessee") arising and/or accruing prior to, on, and after the Effective Date; and (iii) perform, observe and comply with all covenants and conditions required to be performed or complied with by the Lessee under the Lease and/or Acknowledgement whether arising and/or accruing prior to, on, or after the Effective Date; and

      WHEREAS, the parties agree that all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

      NOW, THEREFORE, for good consideration, the receipt and sufficiency of which is hereby acknowledged, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, Assignor, Assignee, Lessor, Remainderman and Lender hereby agree as follows, notwithstanding anything to the contrary contained in the Lease or the Acknowledgement:

      1. EFFECTIVE DATE. The Effective Date of this Assignment shall be the Consent Date as set forth in that certain Consent Agreement dated January 27, 2003 by and among Lender, Lessor, Double 9 Property I LLC, Double 9 Property III LLC, Double 9 Property IV LLC, Remainderman, 99 Remainder I LLC, 99 Remainder III LLC, Remainder IV LLC, Assignor, Assignee, 99 Boston, Inc. and O'Charley's Inc.

      2. ASSIGNMENT. As of the Effective Date, Assignor hereby assigns, sells, delegates, transfers and sets over to and for the exclusive benefit of Assignee all of the right, title and interest of Assignor in and to the Acknowledgement, the Lease, the Premises and all leasehold improvements that are currently located in the Premises (the "Leasehold Improvements"), TO HAVE AND TO HOLD the Acknowledgment, the Lease, the Premises, the Leasehold Improvements and all of such right, title and interest of Assignor thereunder unto Assignee, to and for Assignee's use during the term of the Lease.

      3. ASSUMPTION. As of the Effective Date, Assignee hereby (i) accepts the foregoing assignment; (ii) assumes and agrees to pay, perform and discharge and otherwise be and remain responsible for all obligations, liabilities and indebtedness of the Lessee required, directly or indirectly under the terms of the Lease and/or Acknowledgment, to be paid, performed or discharged by or on the part of the Lessee, whether such obligations, liabilities and indebtedness arise and/or accrue prior to, on or after the Effective Date; and (iii) agrees to perform, observe and comply with all covenants and conditions required to be performed or complied with by the Lessee under or by virtue of the Lease and/or the Acknowledgement, whether arising and/or accruing prior to, on or after the Effective Date.

      4. RELEASE.

            (a) As of the Effective Date, Assignor is hereby released from its duties and obligations under the Lease and/or the Acknowledgement which accrue or arise on or after the Effective Date, except to the extent such duties and obligations arise or occur subsequent to the Effective Date under Sections 16 and 19 of the Lease, as a result of actions or omissions first occurring prior to the Effective Date, and, provided, however, Assignor shall remain liable for all such duties and obligations which accrued or arose prior to the Effective Date.

            (b) As of the Effective Date, Assignor hereby releases and discharges Lessor and its employees, officers, directors (both past and present), shareholders, partners, agents, affiliates, heirs, successors, assigns and personal representatives from all claims and demands whatsoever, whether known or unknown, which Assignor may have or hereafter have or claim to have against Lessor in connection with the Lease by reason of any act arising or occurring on or after the Effective Date. Assignor hereby agrees and covenants not to sue Lessor for any act or matter arising and occurring on or after the Effective Date in connection with the Lease.

      5. ADJUSTMENTS. Any applicable prorated costs, including but not limited to rent, utilities, real estate taxes, and common area expenses, shall be adjusted as between Assignor and Assignee on the Effective Date.

      6. NO AMENDMENT OF LEASE OR ACKNOWLEDGMENT. Except as expressly set forth herein, nothing contained in this Assignment shall be construed to modify or amend the Lease or the Acknowledgment in any manner or to be deemed a waiver of any terms or conditions of the Lease or the Acknowledgement, including, without limitation, Lessor's right to approve any subsequent assignment or subletting of the Lease or the Premises. Notwithstanding the provisions of this Section 6, Lessor, Lender and Remainderman consent to this Assignment to Assignee to be effective on the Effective Date.

      7. NOTICE. Any notice required to permitted under this Assignment or the Lease or the Acknowledgement shall be deemed sufficiently given or served if sent by United States first class mail, addressed as follows:

            If to Assignor:

                     Charles F. Doe, Jr., Manager
                     Doe Family II LLC
                     160 Olympia Avenue
                     Woburn, MA 01801

            With a simultaneous copy to:

                     Joseph R. Tarby III, Esquire
                     Murtha Cullina LLP
                     600 Unicorn Park Drive
                     Woburn, MA 01801

            If to Assignee:

                     99 West, Inc.
                     160 Olympia Avenue
                     Woburn, MA 01801
                     Attention:  Gregory L. Burns

            With a simultaneous copy to:

                     J. Page Davidson, Esquire
                     Bass, Berry & Sims PLC
                     315 Deadrick Street, Suite 2700
                     Nashville, TN 37238

            If to Lessor:         including copies to the appropriate parties as
                                  provided in the Lease.

            If to Lender:         including copies to the appropriate parties as
                                  provided in the Acknowledgment.

            If to Remainderman:   including copies to the appropriate parties as
                                  provided in the Acknowledgment.

      8. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the States in which the Premises are located without giving effect to their choice of law rules.

      9. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, Assignor, Assignee and Landlord have caused this instrument to be executed on the day and year first above written.

WITNESS:                                     ASSIGNOR:

                                             DOE FAMILY II LLC, a Massachusetts
                                             limited liability company


  /s/ Dana G. Doe                            By:    /s/ Charles F. Doe, Jr.
----------------------------------------         -----------------------------
Name:                                            Name:  Charles F. Doe, Jr.
                                                 Title:  A Manager

  /s/ William A. Doe III
----------------------------------------
Name:

                                             ASSIGNEE:

                                             99 WEST, INC.,
                                             a Massachusetts corporation

  /s/ Dana G. Doe                            By:    /s/ Charles F. Doe, Jr.
----------------------------------------         -----------------------------
Name:                                            Name:  Charles F. Doe, Jr.
                                                 Title:  President

  /s/ William A. Doe III
----------------------------------------
Name:


                                             LESSOR:

                                             DOUBLE 9 PROPERTY II LLC, a
                                             Delaware limited liability company

                                             By: Double 9 Equity II LLC, a
                                                 Delaware limited liability
                                                 company, its Managing Member


  /s/ Theresa Warkenthien                    By:    /s/ Laurie A. Hawkes
----------------------------------------         -----------------------------
Name:  Theresa Warkenthien                       Name:  Laurie A. Hawkes
                                                 Title:  Vice President

  /s/ Antonia M. Little
----------------------------------------
Name:  Antonia M. Little

                                             LENDER:

                                             GE CAPITAL FRANCHISE FINANCE
                                             CORPORATION, a Delaware corporation


  /s/ Brea Q. Kniss                          By:    /s/ John M. Pons
----------------------------------------         -----------------------------
Name:  Brea Q. Kniss                             Name:  John M. Pons
                                                 Title:  Associate General
                                                 Counsel

  /s/ Kevin T. Lytle
----------------------------------------
Name:  Kevin T. Lytle

                                             REMAINDERMAN:

                                             99 REMAINDER II LLC, a Delaware
                                             limited liability company

                                             By: 99 Remeq II LLC, a Delaware
                                                 limited liability company, its
                                                 Member Manager


  /s/ Antonia M. Little                      By:    /s/ David M. Ledy
----------------------------------------         -----------------------------
Name:  Antonia M. Little                         Name:  David M. Ledy
                                                 Title:  Vice President

  /s/ Oksana Kobylecky
----------------------------------------
Name:  Oksana Kobylecky

COMMONWEALTH OF MASSACHUSETTS               )
                                            ) SS.               January 23, 2003
COUNTY OF SUFFOLK                           )

      Personally appeared the above-named Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of that limited liability company, before me.


                                                 /s/ Wendy E. Capaccio
                                             ---------------------------------
(Notarial Seal)                              Notary Public   Wendy E. Capaccio
                                             My commission expires:  11/4/5



COMMONWEALTH OF MASSACHUSETTS               )
                                            ) SS.               January 23, 2003
COUNTY OF SUFFOLK                           )

      Personally appeared the above-named Charles F. Doe, Jr., the President of 99 West, Inc., a Massachusetts corporation, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of that corporation, before me.

                                                 /s/ Wendy E. Capaccio
                                             ---------------------------------
(Notarial Seal)                              Notary Public   Wendy E. Capaccio
                                             My commission expires:  11/4/5

STATE OF NEW YORK                           )
                                            ) SS.
COUNTY OF NEW YORK                          )

      The foregoing instrument was acknowledged before me on January 21, 2003 by Laruie A. Hawkes, the Vice President of Double 9 Equity II LLC, a Delaware limited liability company, member manager of Double 9 Property II LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                                 /s/ David Rodriguez
                                             ---------------------------------
(Notarial Seal)                              Notary Public
My commission expires:

---------------------------------



STATE OF NEW YORK                           )
                                            ) SS.
COUNTY OF NEW YORK                          )

      The foregoing instrument was acknowledged before me on January 21, 2003 by David M. Ledy, the Vice President of 99 Remeq II LLC, a Delaware limited liability company, member manager of 99 Remainder II LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                                 /s/ David Rodriguez
                                             ---------------------------------
(Notarial Seal)                              Notary Public
My commission expires:

---------------------------------

STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )

      The foregoing instrument was acknowledged before me on January 21, 2003 by John M. Pons, the Associate General Counsel of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of said corporation.

                                                 /s/ Lois D. Keel
                                             ---------------------------------
(Notarial Seal)                              Notary Public
My commission expires:

       March 12, 2003
-----------------------------

                                    EXHIBIT A

                    LOCATION OF PROPERTIES LEASED PURSUANT TO
                       MASTER LEASE DATED DECEMBER 4, 2001
                                 BY AND BETWEEN
                 DOUBLE 9 PROPERTY II LLC AND DOE FAMILY II LLC
                                  AS AMENDED BY
             FIRST AMENDMENT TO MASTER LEASE DATED FEBRUARY 1, 2002

Property ID      Unit No.         City, State
-----------      --------         -----------
8001-3333        3003             Rockland, MA (described in Exhibit A-l)
8001-3334        3004             North Andover, MA (described in Exhibit A-2)
8001-3335        2012             Woburn, MA (described in Exhibit A-3)
8001-3340        3028             North Dartmouth, MA (described in Exhibit A-4)
8001-3356        3027             Nashua, NH (described in Exhibit A-5)
8001-3357        3030             Hooksett, NH (described in Exhibit A-6)
8001-3359        2037             Seabrook, NH (described in Exhibit A-7)

                                                                        (Pool 2)

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

The land with the buildings thereon in the Town of Rockland, Plymouth County, Commonwealth of Massachusetts, being shown as Lot #2 on "Plan of Lots, Accord Park Drive, Rockland, Massachusetts, Prepared for Cooperative Realty Trust, April 21, 1971, Perkins Engineering, Inc., Engr's. and Surveyors, 10 Industrial Park Road, Hingham, Massachusetts", recorded with Plymouth Deeds as Plan #356 of 1971, and being bounded and described according to said plan as follows:

EASTERLY          by Accord Park Drive, 153.45 feet;

SOUTHEASTERLY     by the curve of Accord Park Drive by two courses measuring
                  57.96 and 63.48 feet respectively;

SOUTHERLY         by land of Cooperative Realty Trust by two courses measuring
                  122.51 feet and 112.80 feet respectively;

WESTERLY          by the Southeast Expressway ramp, by two courses measuring
                  163.46 feet and 92.82 feet respectively; and

NORTHERLY         by Lot #l, 259.67 feet.

Containing 65,924 square feet of land according to said plan.

Together with the benefit of a sewer easement recorded in Book 13818, Page 163.

Together with the benefit of a signage easement recorded in Book 3941, page 41.

The fee in Accord Park Drive is expressly excluded from the above conveyance.

Together with a right of way over Accord Park Drive to Hingham Street, as shown on the above plan, for all purposes for which public ways are commonly used in the Town of Rockland to be used in common with all others now or hereafter lawfully entitled thereto.


FFC No. 8001-3333
Store No. 3003
2 Accord Park
Rockland, MA

                                   EXHIBIT A-2

                                LEGAL DESCRIPTION

PARCEL 1

      Beginning at a point on the Easterly side of the State Highway known as Chickering Road at land now or formerly of Langlois, which point is distant Southerly 346.50 feet from a stone bound;
      Thence running Easterly 100 feet to a point;
      Thence turning at right angles and running Southwesterly 100 feet to a point;
      Thence turning at right angles and running Westerly 100 feet to a point on the Easterly side of said Chickering Road;
      Thence turning and running Northerly 100 feet to the point of beginning. Containing 10,000 square feet.

PARCEL 2

      This parcel is contiguous to Parcel 1 and is bounded and described as follows:
      Beginning at a point on the Easterly side of Chickering Road, distant 25 feet from the Northwest corner of said Parcel 1;
      Thence running at right angles to said Chickering Road in an Easterly direction 150 feet, more or less by land now or formerly of Sergi;
      Thence turning at right angles and running on a line parallel to said Chickering Road in a Southerly direction, 155 feet more or less by land of said Sergi;
      Thence turning at right angles and running in a Westerly direction, 135 feet more or less by land of said Sergi;
      Thence turning in a Southwesterly direction and running along a curve for a radium of 15 feet more or less to said Chickering Road;
      Thence turning and running Northerly along said Chickering Road to Parcel
      1;
      Thence turning on a line at right angles to said Chickering Road and running in an Easterly direction 100 feet by said Parcel 1;
      Thence turning at right angles and running in a Northerly direction 100 feet by Parcel 1;
      Thence turning at right angles and running Westerly by Parcel 1, 100 feet to said Chickering Road;
      Thence turning and running Northerly along said Chickering Road, 25 feet to the point of beginning.

PARCEL 3

      The land in North Andover, Essex County, Massachusetts, shown as Parcel B on "Plan of Land in North Andover, Mass., for Charles Doe, Scale 1" = 40', dated July 29, 1988, Civil Sites Associates, Inc., Wakefield, Mass., 01880," recorded in Essex North Registry of Deeds.


FFCA No. 8001-3334
Store No. 3004
267 Chickering road (Rt 125)
North Andover, MA

                                   EXHIBIT A-3

                                LEGAL DESCRIPTION

      That certain parcel of land situate in Woburn, in the County of Middlesex and the Commonwealth of Massachusetts, described as follows:

Northerly   by the southerly line of Mishawum Road, two hundred twenty-seven and
            46/100 feet;

Easterly by lot 2 as shown on plan hereinafter mentioned, two hundred forty-nine and 88/100 feet;

Southerly   by the northerly line of Northern Circumferential Highway (State
            Highway -Route 128), two hundred thirty-seven and 78/l00 feet; and

Westerly    by the middle line of Aberjona River.

      All of said boundaries are determined by the Court to be located as shown on a plan, as modified and approved by the Court, filed in the Land Registration Office, a copy of a portion of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 700, Page 191, with Certificate 114141, Plan No. 31499A. Said parcel is shown as lot 3 on said plan.

      Together with sewer rights in the 20 foot sewer easement set forth in a grant from John F. Taplin et ux to Parkside Corporation, dated March 29, 1961 and recorded with the Middlesex South District Registry of Deeds in Book 9784, Page 491.


FFCA No. 8001-3335
Store No. 2012
291 Mishawum Road
Woburn, MA

                                   EXHIBIT A-4

                                LEGAL DESCRIPTION

      The land, with the buildings and improvements thereon, situated on the easterly side of Faunce Corner Road, in that section of the Town of Dartmouth known as North Dartmouth, Bristol County, Massachusetts, and being shown as Lot 2-A on a plan of land entitled: "Plan of Land in Dartmouth, MA. Prepared for Faunce Corner Associates Scale: 1" = 50' February 6, 1986 Bohannon Land Survey Company", which plan is recorded with the Bristol County Southern District Registry of Deeds as Plan Book 113, Plan 22, and to which plan reference is made for a more particular description.

FFCA No. 8001-3340
Store No. 3028
161 Faunce Corner Road
North Dartmouth, MA

                                   EXHIBIT A-5

                                LEGAL DESCRIPTION

That certain Condominium Unit known as Unit No. 1 (the "Unit") located at K-W-D Condominium, 10 St. Laurent Street, Nashua, Hillsborough County, New Hampshire (the "Condominium"), a condominium established pursuant to the provisions of New Hampshire RSA 356-B by Declaration of Condominium dated December 16, 1986, recorded with the Hillsborough County Registry of Deeds in Book 3841, Page 1, together with an undivided thirty-three and one-third percent (33 l/3 %) interest in the common areas of the Condominium and together with all the rights and easements appurtenant to said Unit as set forth in the Declaration of Condominium, and the benefit of all applicable provisions of the Declaration of Condominium, the By-Laws attached thereto as Exhibit B, and the provisions of New Hampshire RSA 356-B as of the date hereof and as it may in the future be amended. The Unit is shown on site and floor plans filed with said Registry as Plan No. 20091.

FFC No. 8001-3356
Nashua, NH

                                   EXHIBIT A-6

                                LEGAL DESCRIPTION

Three certain tracts of land, with the buildings and improvements thereon, situated in the Town of Hooksett, County of Merrimack, State of New Hampshire, on the west side of Route 3, a/k/a Daniel Webster Highway, bounded and described as follows:

TRACT 1:

Beginning at the southeast corner of land now or formerly of William Piper on said Road; thence westerly along said Piper land, four hundred seventy (470) feet to land now or formerly of Calvin Burbank; thence southerly at right angles along said Burbank land, about sixty-two (62) feet; thence easterly four hundred eighty-two (482) feet to said Route 3; thence northerly about one hundred thirty-six (136) feet to point begun at.

TRACT II:

Beginning on the northeast corner of the land hereby conveyed on the westerly side of the Daniel Webster Highway at land now or formerly of Paul and Justine Marcotte; thence westerly by said Marcotte land, four hundred seventy (470) feet to a stake and stones; thence southerly by said Marcotte land, by land now or formerly of Margaret Perham and by one Burbank about one hundred five (105) feet to land now or formerly of Birger Lindell; thence easterly by said Lindell land, four hundred sixty-five (465) feet and eight (8) inches to said Daniel Webster Highway; thence northerly by said highway one hundred fifty (150) feet to the point begun at.

TRACT III:

Beginning at a point in the westerly line of the highway leading from Hooksett Village to Manchester, on the east side of the Merrimack River, at land now or formerly of one Strickford; thence southerly by said highway thirty (30) rods; thence westerly twenty-two and two thirds (22 2/3) rods to a stake at land now or formerly of said Strickford; thence northerly by said Strickford land thirty
(30) rods to said Strickford land; thence easterly by said Strickford land twenty-two and two thirds (22 2/3) rods to the place of beginning.

Excepting and reserving from the above described premises that portion conveyed to Russell Carter by Warranty Deed dated June 10, 1964, recorded with the Merrimack County Registry of Deeds, a certain tract of land with the buildings thereon, situated in the Town of Hooksett, and bounded and described as follows:
Beginning at a point on the westerly line of the highway leading from Hooksett Village to Manchester, on the east side of the Merrimack River, at other land of the grantor, said point being eighty (80) feet southerly of land of one Lombardo, formerly Strickford; thence southerly by said highway four hundred fifteen (415) feet, more or less, to a bound; thence westerly twenty-two and two thirds (22 2/3) rods to a stake at land now or formerly of said Strickford; thence northerly by said Strickford land thirty (30) rods to said Strickford land, now Lombardo land; thence easterly by said Lombardo land one hundred seventy-four (174) feet, more or less, to a bound at other land of the grantor, said bound being two hundred (200) feet, more or less, from said highway; thence southerly on a line parallel to and two hundred (200) feet westerly of said highway ninety-five (95) feet along other land of the grantor to a bound; thence easterly along said grantor's other land two hundred (200) feet to the point of beginning.

FFCA No. 8001-3357
Store No. 3030
1308 Hooksett Road (Rt 28)
Hooksett, NH

                                   EXHIBIT A-7

                                LEGAL DESCRIPTION

Two certain tracts or parcels of land, with the buildings and improvements thereon, situated in the Town of Seabrook, County of Rockingham, State of New Hampshire, being more particularly bounded and described as follows:

TRACT I:

EASTERLY:      By Lafayette Road;

NORTHERLY:     By land now or formerly of the heirs of John Fogg;

WESTERLY:      By the Back Road, also known as Back Lane;

SOUTHERLY:     By land now or formerly of the heirs of Abbott Locke.


TRACT II:

EASTERLY:      By Main Street, about 144 feet;

SOUTHERLY:     By land now or formerly of John D. Locke, about 350 feet;

WESTERLY:      By Back Lane;

NORTHERLY:     By land now or formerly of John Philbrick.


FFCA No. 8001-3359
Store No. 2037
831 Lafayette Road (Rt 1)
Seabrook, NH